                OPPENHEIMER MAIN STREET FUND(R)
           Supplement dated August 9, 2004 to the
 Statement of Additional Information dated October 23, 2003

The  Statement  of  Additional  Information  is  changed  as follows:

1.    The   supplement   dated  July  27,   2004  is  hereby
        withdrawn.

2.   The  following  paragraph  is  added  to the end of the
section  titled,   "Loans  of  Portfolio  Securities"  under
"About the Fund -  Additional  Information  About the Fund's
Investment Policies and Risks - Other Investment  Techniques
and Strategies" on page 9:

     The Fund may lend its  portfolio  securities  pursuant
     to the Securities  Lending  Agreement (the "Securities
     Lending  Agreement") with JP Morgan Chase,  subject to
     the  restrictions  stated in the Prospectus.  The Fund
     will lend such  portfolio  securities  to  attempt  to
     increase  the  Fund's  income.  Under  the  Securities
     Lending    Agreement   and    applicable    regulatory
     requirements  (which are subject to change),  the loan
     collateral  must,  on each  business  day, be at least
     equal to the value of the loaned  securities  and must
     consist of cash,  bank letters of credit or securities
     of  the   U.S.   Government   (or  its   agencies   or
     instrumentalities),   or  other  cash  equivalents  in
     which  the  Fund  is  permitted   to  invest.   To  be
     acceptable  as  collateral,  letters  of  credit  must
     obligate a bank to pay to JP Morgan  Chase,  as agent,
     amounts  demanded by the Fund if the demand  meets the
     terms  of the  letter.  Such  terms of the  letter  of
     credit and the issuing  bank must be  satisfactory  to
     JP Morgan Chase and the Fund.  The Fund will  receive,
     pursuant to the Securities Lending  Agreement,  80% of
     all  annual net  income  (i.e.,  net of rebates to the
     Borrower) from  securities  lending  transactions.  JP
     Morgan Chase has agreed, in general,  to guarantee the
     obligations  of borrowers to return loaned  securities
     and  to  be  responsible  for  expenses   relating  to
     securities  lending.  The  Fund  will be  responsible,
     however,  for risks  associated with the investment of
     cash  collateral,  including  the risk that the issuer
     of the security in which the cash  collateral has been
     invested  defaults.  The Securities  Lending Agreement
     may be  terminated  by either  JP Morgan  Chase or the
     Fund on 30  days'  written  notice.  The  terms of the
     Fund's  loans must also meet  applicable  tests  under
     the  Internal  Revenue  Code  and  permit  the Fund to
     reacquire  loaned  securities on five  business  days'
     notice or in time to vote on any important matter.

3.   The first  paragraph  of the section  titled  "Futures"
beginning  on page  12 is  deleted  and  replaced  with  the following:

     Futures.  The Fund can buy and sell futures
     contracts that relate to (1) broadly-based stock
     indices ("stock index futures") (2) debt
     securities (these are referred to as "interest
     rate futures"), (3) other broadly-based securities
     indices (these are referred to as "financial
     futures"), (4) foreign currencies (these are
     referred to as "forward contracts"), (5)
     commodities (these are referred to as "commodity
     futures"), or (6) an individual stock ("single
     stock futures").

        and the following is added as the fifth paragraph
   of that same section:

     A single stock future obligates the seller
     to deliver (and the purchaser to take) cash
     or a specified equity security to settle
     the futures transaction. Either party could
     also enter into an offsetting contract to
     close out the position.  Single stock
     futures trade on a very limited number of
     exchanges, with contracts typically not
     fungible among the exchanges.

4.   Effective  December 2, 2003, the first paragraph of the
section titled "Regulatory  Aspects of Hedging  Instruments"
on page 21 is replaced with the following:

o     Regulatory   Aspects  of  Hedging   Instruments.   The
      Commodities   Futures  Trading  Commission  (the
      "CFTC")  recently   eliminated   limitations  on
      futures  trading by certain  regulated  entities
      including   registered   investment   companies.
      Consequently,  registered  investment  companies
      may  engage in  unlimited  futures  transactions
      and  options  thereon  provided  that  the  Fund
      claims  an  exclusion   from   regulation  as  a
      commodity  pool  operator.  The Fund has claimed
      such  an  exclusion  from   registration   as  a
      commodity  pool  operator  under  the  Commodity
      Exchange Act  ("CEA").  The Fund may use futures
      and  options   for   hedging   and   non-hedging
      purposes  to  the  extent  consistent  with  its
      investment  objective,  internal risk management
      guidelines  adopted  by  the  Fund's  investment
      advisor  (as they may be  amended  from  time to
      time),  and as otherwise set forth in the Fund's
      prospectus  or  this   Statement  of  Additional
      Information.

5.    The  following is added after the second  paragraph on
page 24:

|X|   Does  the  Fund  Have  Any  Restrictions  That Are Not
      Fundamental?  The Fund has an  investment  restriction
      that is not a fundamental  policy,  which means it can
      be   changed  by  the  Board  of   Directors   without
      shareholder approval.

o     The Fund  cannot  invest  in the  securities  of other
         registered    investment    companies   or
         registered  unit   investment   trusts  in
         reliance  on  sub-paragraph  (F) or (G) of
         Section   12(d)(1)   of   the   Investment
         Company Act of 1940.

6.    On December  31,  2003,  Charles  Albers  retired from
OppenheimerFunds,  Inc.  Effective  September  30,  2003 and
lasting  until  the end of  2003,  Mr.  Albers  retained  an advisory role with respect to the Fund.

August 9, 2004                                      PX700.019